UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 23, 2006


                             URANIUM RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                     0-17171                 75-2212772
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(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
         incorporation)             Identification No.)



          650 South Edmonds, Suite 108, Lewisville, TX              75067
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            (Address of principal executive offices)               Zip Code


                                 (972) 219-3330
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

         On February 23, 2006 the Registrant issued a press release announcing that the Texas Commission on Environmental Quality voted on February 22, 2006 to approve the Company's Kingsville Dome Project Production Area Authorization 3.

         A copy of the press release dated February 23, 2006 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

         Exhibit 99.1 Press Release dated February 23, 2006.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             URANIUM RESOURCES, INC.




Date:    February 23, 2006     /s/ Thomas H. Ehrlich
                               --------------------------------------------
                               Thomas H. Ehrlich
                               Vice President and Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit Number             Description
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Exhibit 99.1               Press Release dated February 23, 2006